SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2003

SYNBIOTICS CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-11303

California	95-3737816
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Item 5.  Other Events

On January 7, 2003, we announced that Paul Richard Hays had joined Synbiotics Corporation as President and Chief Operating Officer, and that Mr. Hays had been appointed as a member of the Board of Directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

a)    Financial statements of businesses acquired

Not	applicable.

b)    Pro forma financial information

Not	applicable.

c)    Exhibits

99	Press release dated January 7, 2003 entitled “Synbiotics Announces New President and Chief Operating Officer”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

Date: January 15, 2003	/s/ Keith A. Butler
Keith A. Butler Vice President - Finance and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

EXHIBITS

TO

FORM 8-K

UNDER

SECURITIES EXCHANGE ACT OF 1934

SYNBIOTICS CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press release dated January 7, 2003 entitled “Synbiotics Announces New President and Chief Operating Officer”.